EXHIBIT 10.29

FIRST AMENDMENT

TO

ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE PURCHASE AGREEMENT (this “Amendment”) is made this 29th day of November, 2011 by and among (i) Ruby Creek Resources, Inc., a Nevada corporation, with an address at 750 Third Avenue, 11th Floor, New York, New York, 10017 (hereinafter referred to as the “Buyer” which where the context so requires includes its agents, assigns and successors in title), (ii) Gold Standard Ltd., a Cayman Islands exempted company with Liability Limited by Shares with a registered office situated at the offices of Maples Corporate Services Limited  at P.O Box 309, Ugland House  Grand Cayman KY1-1104, Cayman Islands (hereinafter referred to as “GS” which where the context so requires includes its agents, assigns and successors in title), (iii) Gold Standard Tanzania Ltd., a private limited liability Tanzanian Company with address at P.O. Box 33444, Dar es Salaam, Tanzania (hereinafter referred to as “GST” which where the context so requires includes its agents, assigns and successors in title) and (iv) Robert J. Moriarty, a natural person (hereinafter referred to as “Moriarty” which where the context so requires include his agents, assigns and successors in title). All capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in that certain Purchase Agreement dated as of July 18, 2011 (the “Purchase Agreement”) by and among the parties.

Recitals:
WHEREAS, Buyer has discovered certain matters affecting the representations and warranties given by GS, GST and Moriarty and, as a result, the Parties have agreed to amend certain terms and conditions of the Purchase Agreement, all on the terms and conditions set forth herein.

Agreement:
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.           Modifications of Purchase Agreement.

1.1           Modification of Amount of Purchase Price.  Section 2.3(a) of the Purchase Agreement is hereby deleted and replaced with the following:

(a)                      (a) Amount of Purchase Price. In full and complete consideration for the acquisition of the Shares and Acquired Assets, in addition to the Prior Payments (as defined in Section 2.3(b) below) at the Closing Buyer shall (i) pay to GS or its assignee the sum of One Million Two Hundred Thousand (1,200,000) shares of Buyer’s $0.001 par value per share common stock (the “Closing Stock Amount”), (ii) issue a United States Dollars One Million Twenty Six Thousand (US$1,026,000) convertible promissory note in the form annexed hereto as Schedule 9 in the name of GS or its assignee (the “Mining Equipment Note”) and (iii) issue a United States Dollars Nine Hundred Seventy Four (US$974,000) convertible promissory note in the form annexed hereto as Schedule 8 in the name of GS or its assignee (the “Shares Note”).

1.2          Modification of Payment of Closing Cash Amount.  Section 2.3(c) of the Purchase Agreement is hereby deleted and replaced with the following:

(c)           Payment of Closing Stock Amount.  On the Closing Date, the Closing Stock Amount shall be payable in such amounts and to such persons and/or entities as may be directed in writing by GS at least three (3) Business Days prior to the Closing; provided, however, that the Closing Stock Amount, shall be adjusted by any additional deposits made by Buyer after the date of execution of this Agreement, and before Closing, as well as any advances made by Buyer since January 1, 2011.  For the purposes of this Agreement, the Closing Stock Amount shall have an assumed value of $0.75 per share.

1.3          Modification of Allocation of Consideration Among Acquired Assets and Shares.  Section 2.4 of the Purchase Agreement is hereby deleted and replaced with the following:

2.4          Allocation of Consideration Among Acquired Assets and Shares.  The Parties hereby agree that the purchase price paid hereunder shall be allocated as follows:

(a)           Mining Equipment - total of $1,526,000 comprised of:

(i)	$50,000 of the Prior Payments;

(ii)	The Closing Stock Amount; and

(iii)	$576,000 of the Mining Equipment Note.

(b)
Shares – total of $1,474,000 comprised of $1,350,000 assumption of debt owed from GST to GS pursuant to the Assumption Agreement annexed hereto as Schedule 2.4 (the “Assumption Agreement”) and $124,000 which is being paid by:

(i)	$50,000 of the Prior Payments;

(ii)	The Shares Note; and

(iii)	$450,000 of the Mining Equipment Note.

1.4          Modification of Amount of Offset.    Sections 7.6(a) and (b) shall be deleted and replaced with the following:

(a)           Notwithstanding anything to the contrary contained herein, in the event that Buyer sustains any Losses for which it may be indemnified hereunder, Buyer may, at its option, offset the amount of such losses against the remaining principal and interest due under the Shares Note, as set forth herein.  All offsets shall be first against any remaining principal and then, if there is no remaining principal amount, against interest accrued and payable.

(b)           Offset Procedure.        For any offset against the Shares Note, Buyer shall provide written notice to GS and the then-holder of each note being offset (an “Offset Notice”) and such offset shall take effect on the date of receipt of the Offset Notice pursuant to the terms of Section 9.1 below.

1.5          Addition to Section 5.2.          Section 5.2(h) shall be added as follows:

(h)           Assumption Agreement.      The Assumption Agreement shall have been executed by Sellers and delivered to Buyer.

1.6          Modification of Section 5.3(d).            Section 5.3(d) shall be deleted and replaced with the following:

(b)                      (d)           Purchase Price.  Buyer shall have delivered the Closing Stock Amount and the Mining Equipment and Shares Notes to GS and/or its designees.

1.7          Waivers from Buyer.  Buyer hereby waives any and all breaches of the Purchase Agreement which have resulted from:

1.7.1           The Notice of Fundamental Breach of Joint Venture Agreement filed by Mkuvia Maita on April 4, 2011 with respect to the First Joint Venture; and

1.7.2           GS and GST’s inability to deliver complete financial records to Buyer.

2.           Modifications to Schedules.

2.1           Modifications to Schedule 8 and 9.  Schedules 8 and 9 to the Purchase Agreement shall be replaced with Schedules 8 and 9 annexed hereto.

3.           Miscellaneous.  Except as amended pursuant to this Amendment, the Purchase Agreement (including the Schedules and Exhibits thereto) remains in effect in all respects.  The provisions of Article IX of the Purchase Agreement, to the extent applicable, are hereby incorporated herein by reference.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Asset Purchase Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BUYER:

RUBY CREEK RESOURCES, INC.

By:
Robert Slavik
President & CEO

SELLERS:

GOLD STANDARD, LTD.

By:
Robert J. Moriarty
President

GOLD STANDARD TANZANIA LTD.

By:
Robert J. Moriarty
Director

Robert Moriarty

Schedule 8

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

RUBY CREEK RESOURCES, INC.

 (A Nevada Corporation)

8% CONVERTIBLE SHARES NOTE

DUE ___________, 201_

FOR VALUE RECEIVED, Ruby Creek Resources, Inc., a Nevada corporation (the “Company”), hereby unconditionally promises to pay to Gold Standard Ltd. (together with its registered assigns, the “Holder”) the principal sum of Nine Hundred Seventy Four Thousand UNITED STATES DOLLARS (U.S.$974,000), and to pay to the Holder interest on the unpaid principal amount of this Note as provided in Article I hereof.  This Note is the Shares Note referenced in the Purchase Agreement.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

ARTICLE I

PRINCIPAL AND INTEREST

Section 1.1       Principal.  Subject to Section 5.1 herein, the principal amount of this Note shall be paid in equal installments on _____________, 201_ (the “First Payment Date”), _____________, 201_ (the “Second Payment Date””) and _____________, 201_ (the “Maturity Date”).  Promptly following the payment in full of this Note, the Holder shall surrender this Note to the Company for cancellation.

Section 1.2       Interest.  Interest shall accrue (on a compounded basis) on the daily unpaid principal amount of this Note, for each day during the period from and including the date hereof (the “Commencement Date”) to but excluding the date such Note shall be paid in full, or converted, at a rate of eight percent (8.0%) per annum (the “Interest Rate”) and shall be payable on the First Payment Date, Second Payment Date and the Maturity Date.  Interest may be paid by the Company in cash or in Stock, at its option.   In the event that the Company elects to pay interest in Stock, it shall pay a number of shares of Stock determined by dividing the cash amount due by the Volume Weighted Average Price for the ten (10) Business Days prior to the due date of the interest payment.

ARTICLE II

PAYMENTS

Section 2.1       Payments Generally.  All payments of principal and interest to be made by the Company in respect of this Note shall be made in Dollars by delivery to the Holder, at the address the Holder provides to the Company, not later than 5:00 p.m. New York time on the date on which such payment shall be due.  If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension.  Except as set forth below, all payments by the Company under this Note will be made without setoff or counterclaim and free and clear of, and without deductions for, any taxes, fees or other expenses or claims of any kind.

Section 2.2       Prepayments.  At any time, and from time to time, the Company may, at its option, prepay this Note (in an amount up to but not exceeding the unpaid principal amount hereof and any accrued interest hereon) in whole or in part without premium or penalty.

Section 2.3       Offset.   The principal and interest due hereunder may be offset by the Company pursuant to the terms of Article VII of the Purchase Agreement.  Upon receipt of an Offset Notice, the Holder agrees to return this Note to the Company which shall reissue a new Note in the proper denomination to reflect the offset.

ARTICLE III

EVENTS OF DEFAULT

Section 3.1       Event of Default.  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)           default in the payment of any interest in respect of this Note within ten (10) Business Days after it becomes due; or

(b)           default in the payment of principal amount of this Note within ten (10) Business Days after it becomes due; or

(c)           the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company; or

(d)           the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by the Company to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 3.2       Acceleration of Note.  If an Event of Default occurs and is continuing, then and in every such case the Holder may declare the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable.  Notwithstanding the foregoing, if an Event of Default referenced in paragraph (c) or paragraph (d) of Section 3.1 occurs, the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) shall automatically become due and payable immediately without any declaration or other action on the part of the Holder.  At any time after the outstanding principal amount of this Note shall become immediately due and payable and before a judgment or decree for payment of the money due has been obtained, the Holder, by written notice to the Company, may rescind and annul any acceleration and its consequences.

ARTICLE IV

DEFINITIONS

Section 4.1       Definitions.  The following terms shall have the meanings set forth below:

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

“Conversion Price” means $1.00 per share.

“Dollars” and “$” means lawful money of the United States of America.

“Maximum Rate” means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law.

“Note” means this 8% Convertible Promissory Note of the Company issued to the Holder, as modified and supplemented and in effect from time to time.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Purchase Agreement” means the July 18, 2011 Purchase Agreement by and among the Company, Gold Standard, Ltd., Gold Standard Tanzania Ltd. and Robert J. Moriarty as amended on November 26, 2011.

“Stock” means the Company’s $0.001 par value per share common stock.

"Volume Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group, Inc. (formerly the Pink Sheets).  If the Volume Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Volume Weighted Average Price of such security on such date shall be the average of the high bid and low ask prices as reported by Bloomberg.  All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

ARTICLE V

CONVERSION

Section 5.1       Conversion Privilege.  Subject to the schedule below, until this Note is paid in full, Holder may, at Holder’s option, convert all or any portion of the outstanding principal balance of, and all accrued interest on, this Note, into the number of shares of Stock obtained by dividing (i) the unpaid principal amount and interest due on this Note, by (ii) the Conversion Price.

Conversion Schedule

Dates	Amount Convertible

Commencement Date through	$324,666.67
the day prior to the First Payment
Date

First Payment Date through	$324,666.67, minus any amounts offset by the
the day prior to the Second	Company prior to the First Payment Date
Payment Date

Second Payment Date through	$324,666.66, minus any amounts offset by the
the day prior to the Maturity	Company between the First Payment Date and the
Date	day prior to the Second Payment Date.

Maturity Date	any remaining principal and interest.

Section 5.2       Conversion Procedure.  To convert this Note, or any portion thereof, pursuant to this Article V, the Holder must (i) complete and sign the “Form of Election to Convert” (ii) complete and sign subscription documents reasonably requested by the Company and (iii) if the conversion is of the entire remaining unpaid principal of, and interest on, this Note, then surrender this Note to the Company.  As promptly as practicable after delivery of an Election to Convert in accordance with this Section 5.2, the Company shall issue and deliver to Holder, a certificate or certificates for the full number of whole shares of Stock issuable upon the conversion of this Note in accordance with the provisions of this Article V.

Section 5.3       Material Events.  If the Company shall:

(a) pay a dividend or other distribution, in Stock, on any of the Stock,

(b) subdivide the outstanding Stock into a greater number of shares by any means,

(c) combine the outstanding Stock a smaller number of shares by any means, or

(d) execute

(i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by the Company) but excluding a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

(ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Stock or

(iii) any sale or conveyance of the property of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Stock (each of the foregoing referred to herein as a “Material Event”, the Company shall make the appropriate adjustment to the Conversion Price.

Section 5.4       Reservation of Stock; Stock to be Fully Paid.  The Company shall reserve, out of its authorized but unissued shares, sufficient Stock to provide for the conversion of the entire Note.  The Company covenants that all Stock which may be issued upon conversion of this Note will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof.

ARTICLE VI

Section 6.1       Usury Laws.  Regardless of any provision contained in this Note, Holder shall never be deemed to have contracted for, or be entitled to receive, collect, or apply as interest on this Note (whether termed interest herein or deemed to be interest by judicial determination or operation of law) any amount in excess of the Maximum Rate, and, in the event that Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, the Company and Holder shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, then Payee or any holder hereof shall refund to the Company the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Holder or any holder hereof under this Note at the time in question.

ARTICLE VII

MISCELLANEOUS

Section 7.1       Governing Law; Jurisdiction.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws provisions thereof.  The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Courts of the State of New York in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of New York.  The Company hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to above, and hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.  The Company irrevocably consents to service of process in the manner provided for notices below.  Nothing in this Agreement will affect the right of the Holder to serve process in any other manner permitted by law.

Section 7.2       Transferability of Note.  Subject to Section 7.3 hereof, this Note, and the rights evidenced hereby, may be transferred by a Holder, in whole or in part, in denominations of not less than $50,000, without the consent of the Company.  If transferred pursuant to this paragraph, this Note may be transferred on the books of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Note at the principal office of the Company, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  This Note is exchangeable at the principal office of the Company for a Note or Notes aggregating the same principal amount.

Section 7.3       Compliance with Securities Laws.

(a)           The Holder of this Note, by acceptance hereof, acknowledges that this Note and the shares of Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Note or any shares of Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(b)           Except as provided in paragraph (c) below, this Note and all certificates representing shares of Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the form appearing on the first page hereof.

(c)           The Company agrees to reissue this Note or certificates representing any of the Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request.  Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer (such opinion shall be provided by the Company’s counsel or other counsel paid for by the Company), (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration is not required in connection with such proposed disposition (such opinion shall be provided by the Company’s counsel or other counsel paid for by the Company), or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto.  In the case of any proposed transfer under this Section, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, or (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject.  The restrictions on transfer contained in this Section shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Note.

Section 7.4       Successors.  All agreements of the Company in this Note shall bind its successors and permitted assigns.  This Note shall inure to the benefit of the Holder and its permitted successors and assigns.  The Company shall not delegate any of its obligations hereunder without the prior written consent of Holder.

Section 7.5       Amendment, Modification or Waiver.  No provision of this Note may be amended, modified or waived except by an instrument in writing signed by the Company and the Holder.

Section 7.6       Notices.  All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) at the addresses specified in the Loan Agreement.  Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 7.7       Delay or Omission Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an authorized officer thereof as of the date and year first above written.

RUBY CREEK RESOURCES, INC..

By:
Name: Robert Slavik
Title: President & CEO

SHARES NOTE

NOTICE OF ELECTION TO CONVERT

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned holder hereby irrevocably elects to convert $____________ of the principal and _______ interest of the Note into _______ shares of common stock of Ruby Creek Resources, Inc. (the “Company”) pursuant to the Convertible Promissory Note issued by the Company due May 26, 2013 according to the conditions set forth in said note and as of the date set forth below.

Date of Conversion:

Signature:

[Name]

Address:

ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Note and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Note on the books of the within named corporation.

Dated: _________________                   Signature: ___________________________

Address: ______________________________________________________________

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________  the principal amount of __________ evidenced by the within Note together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Note on the books of the within named corporation.

Dated: _________________                   Signature: ___________________________

Address: ______________________________________________________________

 Schedule 9

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

RUBY CREEK RESOURCES, INC.

 (A Nevada Corporation)

8% CONVERTIBLE MINING EQUIPMENT NOTE

DUE ____________  _, 201_

FOR VALUE RECEIVED, Ruby Creek Resources, Inc., a Nevada corporation (the “Company”), hereby unconditionally promises to pay to Gold Standard Ltd. (together with its registered assigns, the “Holder”) the principal sum of One Million Twenty Six Thousand UNITED STATES DOLLARS (U.S.$1,026,000), and to pay to the Holder interest on the unpaid principal amount of this Note as provided in Article I hereof.  This Note is the Mining Equipment Note referenced in the Purchase Agreement.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

ARTICLE I

PRINCIPAL AND INTEREST

Section 1.1       Principal.  Subject to Section 5.1 herein, the principal amount of this Note shall be paid in equal installments on ____________  _, 201_ (the “First Payment Date”), ____________  _, 201_ (the “Second Payment Date””) and ____________  _, 201_ (the “Maturity Date”).  Promptly following the payment in full of this Note, the Holder shall surrender this Note to the Company for cancellation.

Section 1.2       Interest.  Interest shall accrue (on a compounded basis) on the daily unpaid principal amount of this Note, for each day during the period from and including the date hereof (the “Commencement Date”) to but excluding the date such Note shall be paid in full, or converted, at a rate of eight percent (8.0%) per annum (the “Interest Rate”) and shall be payable on the First Payment Date, Second Payment Date and the Maturity Date.  Interest may be paid by the Company in cash or in Stock, at its option.   In the event that the Company elects to pay interest in Stock, it shall pay a number of shares of Stock determined by dividing the cash amount due by the Volume Weighted Average Price for the ten (10) Business Days prior to the due date of the interest payment.

ARTICLE II

PAYMENTS

Section 2.1       Payments Generally.  All payments of principal and interest to be made by the Company in respect of this Note shall be made in Dollars by delivery to the Holder, at the address the Holder provides to the Company, not later than 5:00 p.m. New York time on the date on which such payment shall be due.  If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension.  Except as set forth below, all payments by the Company under this Note will be made without setoff or counterclaim and free and clear of, and without deductions for, any taxes, fees or other expenses or claims of any kind.

Section 2.2       Prepayments.  At any time, and from time to time, the Company may, at its option, prepay this Note (in an amount up to but not exceeding the unpaid principal amount hereof and any accrued interest hereon) in whole or in part without premium or penalty.

ARTICLE III

EVENTS OF DEFAULT

Section 3.1       Event of Default.  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)           default in the payment of any interest in respect of this Note within ten (10) Business Days after it becomes due; or

(b)           default in the payment of principal amount of this Note within ten (10) Business Days after it becomes due; or

(c)           the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company; or

(d)           the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by the Company to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 3.2       Acceleration of Note.  If an Event of Default occurs and is continuing, then and in every such case the Holder may declare the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable.  Notwithstanding the foregoing, if an Event of Default referenced in paragraph (c) or paragraph (d) of Section 3.1 occurs, the outstanding principal amount of this Note (including accrued interest as provided in Article I hereof) shall automatically become due and payable immediately without any declaration or other action on the part of the Holder.  At any time after the outstanding principal amount of this Note shall become immediately due and payable and before a judgment or decree for payment of the money due has been obtained, the Holder, by written notice to the Company, may rescind and annul any acceleration and its consequences.

ARTICLE IV

DEFINITIONS

Section 4.1       Definitions.  The following terms shall have the meanings set forth below:

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

“Conversion Price” means $0.75 per share.

“Dollars” and “$” means lawful money of the United States of America.

“Maximum Rate” means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law.

“Note” means this 8% Convertible Promissory Note of the Company issued to the Holder, as modified and supplemented and in effect from time to time.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Purchase Agreement” means the July 18, 2011 Purchase Agreement by and among the Company, Gold Standard, Ltd., Gold Standard Tanzania Ltd. and Robert J. Moriarty as amended on November 26, 2011.

“Stock” means the Company’s $0.001 par value per share common stock.

"Volume Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group, Inc. (formerly the Pink Sheets).  If the Volume Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Volume Weighted Average Price of such security on such date shall be the average of the high bid and low ask prices as reported by Bloomberg.  All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

ARTICLE V

CONVERSION

Section 5.1       Conversion Privilege.  Until this Note is paid in full, Holder may, at Holder’s option, convert all or any portion of the outstanding principal balance of, and all accrued interest on, this Note, into the number of shares of Stock obtained by dividing (i) the unpaid principal amount and interest due on this Note, by (ii) the Conversion Price.

Section 5.2       Conversion Procedure.  To convert this Note, or any portion thereof, pursuant to this Article V, the Holder must (i) complete and sign the “Form of Election to Convert” (ii) complete and sign subscription documents reasonably requested by the Company and (iii) if the conversion is of the entire remaining unpaid principal of, and interest on, this Note, then surrender this Note to the Company.  As promptly as practicable after delivery of an Election to Convert in accordance with this Section 5.2, the Company shall issue and deliver to Holder, a certificate or certificates for the full number of whole shares of Stock issuable upon the conversion of this Note in accordance with the provisions of this Article V.

Section 5.3       Material Events.  If the Company shall:

(a) pay a dividend or other distribution, in Stock, on any of the Stock,

(b) subdivide the outstanding Stock into a greater number of shares by any means,

(c) combine the outstanding Stock a smaller number of shares by any means, or

(d) execute

(i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by the Company) but excluding a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

(ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Stock or

(iii) any sale or conveyance of the property of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Stock (each of the foregoing referred to herein as a “Material Event”, the Company shall make the appropriate adjustment to the Conversion Price.

Section 5.4       Reservation of Stock; Stock to be Fully Paid.  The Company shall reserve, out of its authorized but unissued shares, sufficient Stock to provide for the conversion of the entire Note.  The Company covenants that all Stock which may be issued upon conversion of this Note will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof.

ARTICLE VI

Section 6.1       Usury Laws.  Regardless of any provision contained in this Note, Holder shall never be deemed to have contracted for, or be entitled to receive, collect, or apply as interest on this Note (whether termed interest herein or deemed to be interest by judicial determination or operation of law) any amount in excess of the Maximum Rate, and, in the event that Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, the Company and Holder shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, then Payee or any holder hereof shall refund to the Company the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Holder or any holder hereof under this Note at the time in question.

ARTICLE VII

MISCELLANEOUS

Section 7.1       Governing Law; Jurisdiction.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws provisions thereof.  The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Courts of the State of New York in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of New York.  The Company hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to above, and hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.  The Company irrevocably consents to service of process in the manner provided for notices below.  Nothing in this Agreement will affect the right of the Holder to serve process in any other manner permitted by law.

Section 7.2       Transferability of Note.  Subject to Section 7.3 hereof, this Note, and the rights evidenced hereby, may be transferred by a Holder, in whole or in part, in denominations of not less than $50,000, without the consent of the Company.  If transferred pursuant to this paragraph, this Note may be transferred on the books of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Note at the principal office of the Company, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  This Note is exchangeable at the principal office of the Company for a Note or Notes aggregating the same principal amount.

Section 7.3       Compliance with Securities Laws.

(a)           The Holder of this Note, by acceptance hereof, acknowledges that this Note and the shares of Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Note or any shares of Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(b)           Except as provided in paragraph (c) below, this Note and all certificates representing shares of Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the form appearing on the first page hereof.

(c)           The Company agrees to reissue this Note or certificates representing any of the Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request.  Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer (such opinion shall be provided by the Company’s counsel or other counsel paid for by the Company), (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration is not required in connection with such proposed disposition (such opinion shall be provided by the Company’s counsel or other counsel paid for by the Company), or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto.  In the case of any proposed transfer under this Section, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, or (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject.  The restrictions on transfer contained in this Section shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Note.

Section 7.4       Successors.  All agreements of the Company in this Note shall bind its successors and permitted assigns.  This Note shall inure to the benefit of the Holder and its permitted successors and assigns.  The Company shall not delegate any of its obligations hereunder without the prior written consent of Holder.

Section 7.5       Amendment, Modification or Waiver.  No provision of this Note may be amended, modified or waived except by an instrument in writing signed by the Company and the Holder.

Section 7.6       Notices.  All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) at the addresses specified in the Loan Agreement.  Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 7.7       Delay or Omission Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an authorized officer thereof as of the date and year first above written.

RUBY CREEK RESOURCES, INC..

By:
Name: Robert Slavik
Title: President & CEO

MINING EQUIPMENT NOTE

NOTICE OF ELECTION TO CONVERT

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned holder hereby irrevocably elects to convert $____________ of the principal and  ______ interest of the Note into _______ shares of common stock of Ruby Creek Resources, Inc. (the “Company”) pursuant to the Convertible Promissory Note issued by the Company due May 26, 2013 according to the conditions set forth in said note and as of the date set forth below.

Date of Conversion:

Signature:

[Name]

Address:

ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Note and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Note on the books of the within named corporation.

Dated: _________________                   Signature: ___________________________

Address: ______________________________________________________________

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________  the principal amount of __________ evidenced by the within Note together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Note on the books of the within named corporation.

Dated: _________________                   Signature: ___________________________

Address: ______________________________________________________________